SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): DECEMBER 2, 2003

                       FNB FINANCIAL SERVICES CORPORATION
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         NORTH CAROLINA                  0-13086                56-1382275
 -----------------------------         ------------         -------------------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)



                              202 SOUTH MAIN STREET
                        REIDSVILLE, NORTH CAROLINA 27320
            ---------------------------------------------------------
              (Address of principal executive offices and Zip Code)



       Registrant's telephone number, including area code: (336) 342-3346


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     The Registrant publicly announced on December 2, 2003 that it intends to relocate the corporate headquarters from Reidsville, NC to Greensboro, NC. The move will initially involve approximately 30 employees and will take place around the end of the first quarter 2004. Support and operations activities will remain in Reidsville, NC. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference.




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      FNB Financial Services Corporation
                                      (Registrant)


Date: December 2, 2003                /s/ Michael. W. Shelton
                                      ----------------------------------
                                      Michael W. Shelton,
                                      Vice President, Secretary and Treasurer

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


          EXHIBIT INDEX


        Exhibit No.               Description
        -----------               -----------

            99.1    Press Release of the Registrant distributed December 2,2003.









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